EXHIBIT 8.2


                  [Letterhead of Thacher Proffitt & Wood LLP]




                                                    October 28, 2004


To Each of the Parties Listed
on Schedule A Attached Hereto

                  Opinion:  Tax (Grantor Trust)
                  The National Collegiate Student Loan Trust 2004-2

Ladies and Gentlemen:

         We have acted as counsel to The National Collegiate Student Loan Trust 2004-2, a Delaware statutory trust (the "Trust"), The National Collegiate Funding LLC (the "Depositor"), The First Marblehead Corporation ("FMC") and First Marblehead Data Services, Inc. ("FMDS") as to certain matters in connection with (i) the Student Loan Purchase Agreements listed on Schedule B (each, a "Student Loan Purchase Agreement"), each among a bank listed on Schedule C (each, a "Bank") as originator pursuant to the student loan programs listed on Schedule D and seller of student loans (each, a "Student Loan") and FMC, and the Pool Supplements thereto listed on Schedule E (each, a "Pool Supplement"), each among a Bank, FMC, the Trust and the Depositor, (ii) the Deposit and Sale Agreement, dated as of October 28, 2004 (the "Deposit and Sale Agreement"), between the Depositor and the Trust, (iii) the Indenture, dated as of October 1, 2004 (the "Indenture"), between the Trust and U.S. Bank National Association (the "Indenture Trustee"), and the Student Loan Asset Backed Notes Series 2004-2 (the "Notes") issued pursuant thereto, (iv) each of the Guaranty Agreements listed on Schedule F (each, a "Guaranty Agreement"), each between The Education Resources Institute, Inc. ("TERI") and a Bank, (v) each of the Deposit and Security Agreements, Control Agreements and Security Agreements listed on Schedule G (each, a "Deposit Agreement"), (vi) the Deposit and Security Agreement, dated as of October 28, 2004 (the "Security Agreement"), among TERI, the Trust and FMDS, (vii) the Custodial Agreement, dated as of October 28, 2004 (the "Custodial Agreement"), among the Trust, the Indenture Trustee and the Pennsylvania Higher Education Assistance Agency ("PHEAA"), (viii) the Alternative Servicing Agreement, dated October 16, 2001, as amended (the "Servicing Agreement"), between PHEAA and FMC, (ix) the Servicer Consent Letter, dated as of October 28, 2004 (the "Servicer Consent Letter"), among PHEAA, FMC and the Trust, (x) the Interim Trust Agreement, dated as of October 4, 2004, between Wachovia Trust Company, National Association (the "Owner Trustee") and the Depositor, as amended and restated by the Trust Agreement, dated as of October 28, 2004 (as amended and restated, the "Trust Agreement"), among the Owner Trustee, the Depositor and TERI, and the owner trust certificates issued pursuant thereto (the "Owner Trust Certificates"), (xi) the Administration Agreement, dated as of October 28, 2004 (the "Administration Agreement"), among the Trust, the Owner Trustee, the Indenture Trustee, FMDS and the

                                                                        Page 2.
Opinion:  Tax (Grantor Trust)
The National Collegiate Student Loan Trust 2004-2
October 28, 2004

Depositor, (xii) the Underwriting Agreement, dated as of October 22, 2004 (the "Underwriting Agreement"), between the Depositor and Deutsche Bank Securities Inc., Goldman, Sachs & Co. and UBS Securities LLC (collectively, the "Underwriters"), (xiii) the Acknowledgment of Guaranty Agreements, dated as of October 28, 2004 (the "Acknowledgment"), by TERI, (xiv) the Structuring Advisory Agreement, dated as of October 28, 2004 (the "Structuring Agreement"), between the Trust and FMC, (xv) each Loan Origination Agreement listed on Schedule H (each, an "Origination Agreement"), (xvi) the Back-up Administration Agreement, dated as of October 28, 2004 (the "Back-up Administration Agreement"), among the Trust, the Depositor, FMDS, the Owner Trustee and U.S. Bank National Association, (xvii) the Base Prospectus, dated October 6, 2004 (the "Base Prospectus"), the related Preliminary Prospectus Supplement, dated October 6, 2004 (the "Preliminary Prospectus Supplement") and the related Prospectus Supplement, dated October 26, 2004 (together with the Preliminary Prospectus Supplement, the "Prospectus Supplement"; together with the Base Prospectus, the "Prospectus"), (xviii) Registration Statement No. 333-118894 filed with the U.S. Securities and Exchange Commission (the "Registration Statement"), (xix) the Grantor Trust Agreement, dated as of October 28, 2004 (the "Grantor Trust Agreement"), between the Depositor and U.S. Bank National Association (the "Grantor Trustee") creating NCF Grantor Trust 2004-2 (the "Grantor Trust"), and the grantor trust certificates (the "Grantor Trust Certificates") issued pursuant thereto and (xx) the Certificate Purchase Agreement, dated as of October 28, 2004 (the "Certificate Purchase Agreement"), between the Depositor and Newport Funding Corp. ("Newport Funding"). Each Student Loan Purchase Agreement, each Pool Supplement, the Deposit and Sale Agreement, the Indenture, each Guaranty Agreement, each Deposit Agreement, the Security Agreement, the Custodial Agreement, the Servicing Agreement, the Servicer Consent Letter, the Trust Agreement, the Administration Agreement, the Underwriting Agreement, the Acknowledgment, the Structuring Agreement, each Origination Agreement, the Back-up Administration Agreement, the Grantor Trust Agreement and the Certificate Purchase Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings assigned to them in Appendix A to the Indenture. This opinion is being delivered pursuant to
Section 6 of the Underwriting Agreement.

         The Depositor is causing the Grantor Trust Certificates to be issued pursuant to the Grantor Trust Agreement. The Depositor is selling the Class A-5-1 and Class A-IO Grantor Trust Certificates to Deutsche Bank Securities Inc. pursuant to the Underwriting Agreement and the Depositor is selling the Class A-5-2 Grantor Trust Certificates to Newport Funding pursuant to the Certificate Purchase Agreement. The Grantor Trust Certificates represent the entire beneficial interest in the trust fund (the "Trust Fund") consisting of certain of the Notes (the Class A-5-1 Notes, the Class A-5-2 Notes, the Class A-5-3 Notes, the Class A-5-4 Notes, the Class A-5-5 Notes and the Class A-5-6 Notes (the "Deposit Notes")). On the Closing Date, the Depositor is transferring the Deposit Notes to the Grantor Trust in exchange for the Grantor Trust Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

         In rendering this opinion letter, as to relevant factual matters we have examined the documents described above and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto

                                                                        Page 3.
Opinion:  Tax (Grantor Trust)
The National Collegiate Student Loan Trust 2004-2
October 28, 2004

or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, with your permission we have assumed, and are relying thereon without independent investigation, (i) the authenticity of all documents submitted to us as originals or as copies thereof, and the conformity to the originals of all documents submitted to us as copies, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary authorization, execution, delivery and enforceability of all documents, and the necessary entity power with respect thereto, and (iv) that there is not any other agreement that modifies or supplements the agreements expressed in any document to which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such document as so modified or supplemented. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have made no inquiry, have conducted no investigation and assume no responsibility with respect to (a) the accuracy of and compliance by the parties thereto with the representations, warranties and covenants as to factual matters contained in any document or (b) the conformity of the underlying assets and related documents to the requirements of any agreement to which this opinion letter relates.

         This opinion letter is based upon our review of the documents referred to herein. We have conducted no independent investigation with respect to the facts contained in such documents and relied upon in rendering this opinion letter. We also note that we do not represent any of the parties to the transactions to which this opinion letter relates or any of their affiliates in connection with matters other than certain transactions. However, the attorneys in this firm who are directly involved in the representation of parties to the transactions to which this opinion letter relates, after such consultation with such other attorneys in this firm as they deemed appropriate, have no actual present knowledge of the inaccuracy of any fact relied upon in rendering this opinion letter.

         In rendering this opinion letter, we do not express any opinion concerning any law other than the federal income tax laws of the United States, including without limitation the Internal Revenue Code of 1986, as amended (the "Code"). We do not express any opinion herein with respect to any matter not specifically addressed in the opinions expressed below, including without limitation (i) any statute, regulation or provision of law of any county, municipality or other political subdivision or any agency or instrumentality thereof or (ii) the securities or tax laws of any jurisdiction.

         The tax opinions set forth below are based upon the existing provisions of applicable law and regulations issued or proposed thereunder, published rulings and releases of applicable agencies or other governmental bodies and existing case law, any of which or the effect of any of which could change at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described below, and we do not express any opinion on any other legal or income tax aspect of the transactions contemplated by the documents relating to the transaction.

         Based upon and subject to the foregoing, it is our opinion that:

                                                                        Page 4.
Opinion:  Tax (Grantor Trust)
The National Collegiate Student Loan Trust 2004-2
October 28, 2004


1. The statements made in the Base Prospectus and Prospectus Supplement under the heading "U.S. Federal Income Tax Consequences", to the extent that those statements constitute matters of law or legal conclusions with respect thereto, while not purporting to discuss all possible consequences of investment in the Notes and Grantor Trust Certificates offered thereby, are correct in all material respects with respect to those consequences or matters that are discussed therein.

2. Assuming the accuracy of and compliance with the factual representations, covenants and other provisions of the Agreements without any waiver or modification thereof, for United States federal income tax purposes, the Grantor Trust will be classified as a grantor trust under subpart E, part I of subchapter J of Chaper 1 of the Code and not as a partnership or an association taxable as a corporation.

         This opinion letter is rendered for the sole benefit of each addressee hereof with respect to the matters specifically addressed herein, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be made available, and this opinion letter may not be quoted or referred to in any other document made available, to any other person or entity except (i) to any applicable rating agency, institution providing credit enhancement or liquidity support or governmental authority, (ii) to any accountant or attorney for any person or entity entitled hereunder to rely hereon or to whom or which this opinion letter may be made available as provided herein, (iii) to any and all persons, without limitation, in connection with the disclosure of the tax treatment and tax structure of the transaction (as defined in Treasury regulation section 1.6011-4) and (iv) as otherwise required by law; provided that none of the foregoing is entitled to rely hereon unless an addressee hereof. We assume no obligation to revise, supplement or withdraw this opinion letter, or otherwise inform any addressee hereof or other person or entity, with respect to any change occurring subsequent to the delivery hereof in any applicable fact or law or any judicial or administrative interpretation thereof, even though such change may affect a legal analysis or conclusion contained herein. In addition, no attorney-client relationship exists or has existed by reason of this opinion letter between our firm and any addressee hereof or other person or entity except for any addressee that is identified in the first paragraph hereof as a person or entity for which we have acted as counsel in rendering this opinion letter. In permitting reliance hereon by any person or entity other than such an addressee for which we have acted as counsel, we are not acting as counsel for such other person or entity and have not assumed and are not assuming any responsibility to advise such other person or entity with respect to the adequacy of this opinion letter for its purposes.


                                                 Very truly yours,

                                                 /s/ Thacher Proffitt & Wood LLP

                                   SCHEDULE A
Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Fitch, Inc.
One State Street Plaza
New York, New York 10004

Moody's Investors Service, Inc.
99 Church Street
New York, New York 10007

Standard & Poor's
55 Water Street, 40th Floor
New York, New York 10004

U.S. Bank National Association
Corporate Trust Services-SFS
One Federal Street, 3rd Floor
Boston, Massachusetts 02110

Wachovia Trust Company, National Association
One Rodney Square, 1st Floor
920 King Street
Wilmington, Delaware 19801

                                   SCHEDULE B
                            NOTE PURCHASE AGREEMENTS

         Each of the Note Purchase Agreements, as amended or supplemented, was entered into by and between The First Marblehead Corporation and:

o Bank of America, N.A., dated April 30, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated May 1, 2002, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated as of December 29, 2003 for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.
o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's ESF Alternative Loan Program.
o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).
o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.

o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.
o Charter One Bank, N.A., dated March 25, 2004, for loans that were originated under Charter One's Start Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program.
o Citizens Bank of Rhode Island, dated October 1, 2002, for loans that were originated under Citizens Bank of Rhode Island's Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o GMAC Bank, dated May 30, 2003, for loans that were originated under GMAC Bank's GMAC Alternative Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o PNC Bank, N.A., dated April 22, 2004, for loans that were originated under PNC Bank's Alternative Conforming Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.

                                   SCHEDULE C
                                LOAN ORIGINATORS

o        Bank of America, N.A.
o        Bank One, N.A.
o        Charter One Bank, N.A.
o        Chase Manhattan Bank USA, N.A.
o        Citizens Bank of Rhode Island
o        GMAC Bank
o        The Huntington National Bank
o        Manufacturers and Traders Trust Company
o        PNC Bank
o        SunTrust Bank

                                   SCHEDULE D
                              STUDENT LOAN PROGRAMS

Bank of America, N.A.

o        BAGEL Loan Program
o        CEDU Loan Program
o        Direct to Consumer (DTC) Loan Program
o        ISLP Loan Program

Bank One, N.A.

o        CORPORATE ADVANTAGE Loan Program
o        EDUCATION ONE Loan Program
o        M&T REFERRAL Loan Program

Charter One Bank, N.A.

o        AAA Southern New England Bank
o        AES EducationGAIN Loan Program
o        Academic Management Services (AMS) TuitionPay Diploma Loan Program
o        Brazos Alternative Loan Program
o        CFS Direct to Consumer Loan Program
o        Citibank Flexible Education Loan Program
o        College Loan Corporation Loan Program
o        Comerica Alternative Loan Program
o        Custom Educredit Loan Program
o        Education Assistance Services (EAS) Alternative Loan Program
o        ESF Alternative Loan Program
o        Extra Credit II Loan Program (North Texas Higher Education)
o        M&I Alternative Loan Program
o        National Education Loan Program
o        Navy Federal Alternative Loan Program
o        NextStudent Alternative Loan Program
o        PNC Bank Resource Loan Program
o        SAF Alternative Loan Program
o        Southwest Loan Program
o        Start Education Loan Program
o        WAMU Alternative Student Loan Program

Chase Manhattan Bank USA, N.A.

o        Chase Extra Loan Program

Citizens Bank of Rhode Island

o        DTC Loan Program
o        Navy Federal Referral Loan Program
o        Xanthus Loan Program
o Pennsylvania State University Undergraduate and Continuing Education Loan Programs


GMAC Bank

o        GMAC Alternative Loan Program

The Huntington National Bank

o        Huntington Bank Education Loan Program

Manufacturers and Traders Trust Company

o        M&T Alternative Loan Program

PNC Bank

o        PNC Bank Alternative Loan Program

SunTrust Bank

o        SunTrust Alternative Loan Program

                                   SCHEDULE E
                                POOL SUPPLEMENTS

         Each of the following Pool Supplements was entered into by and among The First Marblehead Corporation, The National Collegiate Funding LLC and:

o Bank of America, N.A., dated October 28, 2004, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program, Direct to Consumer Loan Program and ISLP Loan Program.
o Bank One, N.A., dated October 28, 2004, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program, EDUCATION ONE Loan Program and M&T REFERRAL Loan Program.
o Charter One Bank, N.A., dated October 28, 2004, for loans that were originated under the following Charter One programs: AAA Southern New England Bank, AES EducationGAIN Loan Program, (AMS) TuitionPay Diploma Loan Program, Brazos Alternative Loan Program, CFS Direct to Consumer Loan Program, Citibank Flexible Education Loan Program, College Loan Corporation Loan Program, Comerica Alternative Loan Program, Custom Educredit Loan Program, Education Assistance Services Loan Program, ESF Alternative Loan Program, Extra Credit II Loan Program (North Texas Higher Education), M&I Alternative Loan Program, National Education Loan Program, Navy Federal Alternative Loan Program, NextStudent Alternative Loan Program, PNC Bank Resource Loan Program, SAF Alternative Loan Program, Start Education Loan Program, Southwest Loan Program and WAMU Alternative Student Loan Program.

o Chase Manhattan Bank USA, N.A., dated October 28, 2004, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated October 28, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Loan Program, Navy Federal Referral Loan Program, Xanthus Loan Program and Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o GMAC Bank, dated October 28, 2004, for loans that were originated under GMAC Bank's GMAC Alternative Loan Program.
o The Huntington National Bank, dated October 28, 2004, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o Manufacturers and Traders Trust Company, dated October 28, 2004, for loans that were originated under Manufacturers and Traders Trust Company's M&T Alternative Loan Program.
o PNC Bank, dated October 28, 2004, for loans that were originated under PNC Bank's PNC Bank Alternative Loan Program.
o SunTrust Bank, dated October 28, 2004, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.

                                   SCHEDULE F
                               GUARANTY AGREEMENTS


         Each of the following Guaranty Agreements, as amended or supplemented, was entered into by and between The Education Resources Institute, Inc. and:

o Bank of America, N.A., dated April 30, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated May 13, 2002, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated as of December 29, 2003 for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.
o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's ESF Alternative Loan Program.
o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).
o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.

o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.
o Charter One Bank, N.A., dated March 25, 2004, for loans that were originated under Charter One's Start Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program.
o Citizens Bank of Rhode Island, dated October 1, 2002, for loans that were originated under Citizens Bank of Rhode Island's Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o GMAC Bank, dated May 30, 2003, for loans that were originated under GMAC Bank's GMAC Alternative Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o PNC Bank, N.A., dated April 22, 2004, for loans that were originated under PNC Bank's Alternative Conforming Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.

                                   SCHEDULE G
                               DEPOSIT AGREEMENTS

         Each of the following Deposit and Security Agreements, as amended or supplemented, was entered into by and among The Education Resources Institute, Inc., The First Marblehead Corporation, U.S. Bank National Association (successor in interest to State Street Bank and Trust Company) and:

o Bank of America, N.A., dated April 30, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated April 30, 2001, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.
o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's ESF Alternative Loan Program.
o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).
o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.

o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Citizens Bank of Rhode Island, dated October 1, 2002, for loans that were originated under Citizens Bank of Rhode Island's Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o GMAC Bank, dated May 30, 2003, for loans that were originated under GMAC Bank's GMAC Alternative Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.

         Each of the following Control Agreements, as amended or supplemented, was entered into by and among The First Marblehead Corporation, U.S. Bank National Association and:

o Charter One Bank, N.A., dated December 29, 2003, for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated March 1, 2004, for loans that were originated under Charter One's Start Education Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o PNC Bank, dated April 22, 2004, for loans that were originated under PNC Bank's PNC Bank Alternative Loan Program.

         Each of the following Security Agreements, as amended or supplemented, was entered into by and between The Education Resources Institute, Inc. and:

o Charter One Bank, N.A., dated December 29, 2003, for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.

o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated March 1, 2004, for loans that were originated under Charter One's Start Education Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o PNC Bank, dated April 22, 2004, for loans that were originated under PNC Bank's PNC Bank Alternative Loan Program.

                                   SCHEDULE H
                           LOAN ORIGINATION AGREEMENTS

         Each of the following Loan Origination Agreements, as amended or supplemented, was entered into by and between The Education Resources Institute, Inc. and:

o Bank of America, N.A., dated May 1, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated May 13, 2002, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated as of December 29, 2003 for loans that were originated under Charter One's AAA Southern New England Bank Loan Program
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.
o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's ESF Alternative Loan Program.
o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).
o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.

o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.
o Charter One Bank, N.A., dated March 25, 2004, for loans that were originated under Charter One's Start Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program.
o GMAC Bank, dated May 30, 2003, for loans that were originated under GMAC Bank's GMAC Alternative Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o PNC Bank, dated April 22, 2004, for loans that were originated under PNC Bank's PNC Bank Alternative Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.

The following Loan Origination Agreement, as amended or supplemented, was entered into by and between the Pennsylvania Higher Education Assistance Agency and:

o Bank of America, N.A., dated May 8, 2000, for loans that were originated under Bank of America's CEDU prepGATE Loan Program.